Exhibit 99.1

National Bank Holdings Corporation announces merger agreement with Vista Bancshares, Inc.

Strategic partnership strengthens presence in high-growth Texas markets

●	Pro Forma NBHC $12.4 billion in total assets and $10.4 billion in total deposits
●	Expansion in fast-growing and attractive Dallas-Fort Worth metroplex
●	Transaction expected to be 17%(1) accretive to NBHC’s earnings with tangible book value earn-back in approximately 3 years
●	Deal approved by both Boards of Directors, expected to close in Q1 2026

DENVER and DALLAS, September 15, 2025 – National Bank Holdings Corporation (NYSE: NBHC, “NBHC” or the “Company”), the holding company for NBH Bank, today announced the signing of a definitive merger agreement to acquire Vista Bancshares, Inc., (“Vista”), the holding company for Vista Bank with operations in Dallas-Ft. Worth, Austin, and Lubbock, Texas, as well as Palm Beach, Florida.

Founded in 1912, Vista Bank is a full-service commercial bank with $2.4 billion in assets, $2.1 billion in deposits, $1.9 billion in loans, and 11 banking centers as of June 30, 2025. Upon completion of the transaction, the combined company will have approximately $12.4 billion in pro forma assets and $10.4 billion in pro forma deposits. NBH Bank plans to retain the Vista Bank brand in Texas and incorporate across the combined enterprise over time.

“We are pleased to welcome Vista Bancshares, an organization with strong leadership and deep ties to their communities, into the NBH family,” said Tim Laney, Chairman and CEO of National Bank Holdings Corporation. “This strategic partnership expands our footprint within the dynamic and fast-growing Dallas-Fort Worth metroplex. We have a deep appreciation for Vista’s 113-year history in Texas, and we look forward to continuing Vista’s legacy of community partnership. The combination of our fortress balance sheet and Vista’s exceptional client service enables us to offer differentiated and expanded banking services for clients, enhanced career opportunities for associates, and a strong commitment to making a difference in the communities we serve. By expanding our footprint in Texas, we strengthen our position as a premier regional bank focused on commercial and business banking.”

Upon the closing of the transaction, John D. Steinmetz, CEO of Vista Bank, will lead the combined and expanded Texas market ensuring continuity while actively pursuing strategic expansion in high growth markets. Steinmetz will also serve as Executive Vice Chair and Executive Managing Director of Strategic Initiatives at NBH Bank. “It’s been our board’s top priority to create best-in-class shareholder value by building the best place to work,” stated John D. Steinmetz, President and CEO of Vista Bank. “While we may have had multiple opportunities along the way and strongly considered an IPO, after meeting the NBHC team, it became clear to us that NBH Bank is the right partner at the right time. What excites us most is that our combined organization will have a fortress balance sheet, dynamic team, industry-leading technology, and an expanded portfolio of innovative products and services for our valued clients.”

Under the terms of the agreement, Vista shareholders will receive approximately $84.8 million of cash consideration, inclusive of estimated cash payments to holders of Vista options and warrants, and approximately 7.4 million shares of NBHC common stock, subject to certain potential adjustments. The transaction has a value of $369.1 million in the aggregate, based on NBHC’s closing price of $38.47 on September 12, 2025.

The proposed transaction has been unanimously approved by the organizations’ respective boards of directors, and is subject to the approval of Vista’s shareholders, applicable regulatory approvals, and other customary closing conditions. NBHC expects to close the proposed transaction in Q1 2026.

Keefe, Bruyette & Woods, A Stifel Company, is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to NBHC. Jefferies LLC is serving as exclusive financial advisor, and Squire Patton Boggs LLP is serving as legal counsel to Vista.

(1)	Projected on a full year basis, and presented assuming fully phased in cost savings.

Conference Call

Management will host a conference call to review the merger at 11:00 a.m. Eastern Time on Tuesday, September 16, 2025. Interested parties may listen to this call by dialing (888) 394-8218 using the participant passcode of 1861906 and asking for the National Bank Holdings Corporation Conference Call. A link to a replay of the call will be available on the Company’s website at www.nationalbankholdings.com by visiting the investor relations area.

About National Bank Holding Corporation

National Bank Holdings Corporation is a bank holding company created to build a leading community bank franchise, delivering high quality client service and committed to stakeholder results. Through its bank subsidiaries, NBH Bank and Bank of Jackson Hole Trust, National Bank Holdings Corporation operates a network of over 85 banking centers, serving individual consumers, small, medium and large businesses, and government and non-profit entities. Its banking centers are located in its core footprint of Colorado, the greater Kansas City region, Utah, Wyoming, Texas, New Mexico and Idaho. Its comprehensive residential mortgage banking group primarily serves the bank’s core footprint. Its trust and wealth management business is operated in its core footprint under the Bank of Jackson Hole Trust charter. NBH Bank operates under a single state charter through the following brand names as divisions of NBH Bank: in Colorado, Community Banks of Colorado and Community Banks Mortgage; in Kansas and Missouri, Bank Midwest and Bank Midwest Mortgage; in Texas, Utah, New Mexico and Idaho, Hillcrest Bank and Hillcrest Bank Mortgage; and in Wyoming, Bank of Jackson Hole and Bank of Jackson Hole Mortgage. Additional information about National Bank Holdings Corporation can be found at www.nationalbankholdings.com.

For more information visit: cobnks.com, bankmw.com, hillcrestbank.com, bankofjacksonhole.com, or nbhbank.com, or connect with any of our brands on LinkedIn.

About Vista Bank:

Best known as the Entrepreneurs' Bank, Vista Bank is headquartered in Dallas and serves markets across North, Central, West Texas and Palm Beach, Florida. With a Private Client offering, more than 200 team members, over $2.4 billion in assets, and a rich 113-year history of Entrepreneurs Banking Entrepreneurs, Vista provides innovative solutions to personal and commercial clients alike while never sacrificing its top priority – putting People First. Learn more about Vista Bank, consistently recognized regionally and nationally as a top-rated financial institution, leading commercial bank, best workplace, and best in customer service.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present, including “tangible book value” metrics, are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods.

These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, NBHC’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction; its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in NBHC’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2025, other risks and uncertainties listed from time to time in NBHC’s reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”) each of which is filed with the SEC and available in the “Financials” section of NBHC’s website at https://www.nationalbankholdings.com, under the heading “SEC Filings” and in other documents NBHC files with the SEC.  Additional factors that could cause results actual results to differ materially from those in forward-looking statements include:  the ability to obtain required regulatory, shareholder or other approvals or meet other closing conditions to the merger on the expected terms and schedule; the acquisition may not be timely completed, if at all; difficulties and delays in integrating NBH Bank’s and Vista Bank’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of NBHC and Vista to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against NBHC or Vista; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; NBHC’s ability to execute its business strategy; adverse regulatory conditions that may be imposed in connection with regulatory approvals of the transaction; reputational risks and risks relating to the reaction of NBHC’s and Vista’ customers or employees to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time on acquisition-related issues; the dilution caused by NBHC’s issuance of additional shares of its capital stock in connection with the transaction; economic, market, operational, liquidity, credit and interest rate risks associated with NBHC’s business; business and economic conditions along with external events both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of NBHC’s loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in NBHC’s loan portfolio; NBHC’s ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; changes impacting monetary supply and the businesses of NBHC’s clients and counterparties, including levels of market interest rates, inflation, currency values, monetary and fiscal policies, and the volatility of trading markets; changes in the fair value of NBHC’s investment securities and the ability of companies in which we invest to commercialize their technology or product concepts; the loss of certain executive officers and key personnel; any service interruptions, cyber incidents or other breaches relating to NBHC’s technology systems, security systems or infrastructure or those of NBHC’s third-party providers; the occurrence of fraud or other financial crimes within NBHC’s business; competition from other financial institutions and financial services providers and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of a government shutdown of such programs; impairment of NBHC’s mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; developments in technology, such as artificial intelligence, the success of NBHC’s digital growth strategy, and NBHC’s ability to incorporate innovative technologies in its business and provide products and services that satisfy NBHC’s clients’ expectations for convenience and security; NBHC’s ability to execute its organic growth and acquisition strategies; the accuracy of projected operating results for assets and businesses we acquire as well as NBHC’s ability to drive organic loan growth to replace loans in its existing portfolio with comparable loans as loans are paid down; changes to federal, state and local laws and regulations along with executive orders applicable to NBHC’s business, including tax laws; NBHC’s ability to comply with and manage costs related to extensive government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against NBHC by third parties or government agencies; and other factors that may affect the future results of NBHC. NBHC can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time.  NBHC does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, NBHC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

NBHC intends to file with the SEC a Registration Statement on Form S-4 to register the shares of NBHC common stock to be issued to the shareholders of Vista in connection with the proposed transaction.  The Registration Statement will include a proxy statement/prospectus, which will be sent to the shareholders of Vista in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBHC, VISTA AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.  You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to National Bank Holdings Corporation, Attention:  Investor Relations, 7800 E. Orchard Road, Suite 300, Greenwood Village, CO 80111, by e-mailing ir@nationalbankholdings.com or by calling (720) 554-6640.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

NBH Bank Contacts:

Analysts/Institutional Investors:

Emily Gooden, Chief Accounting Officer and Investor Relations Director, (720) 554-6640, ir@nationalbankholdings.com

Nicole Van Denabeele, Chief Financial Officer, (720) 529-3370, ir@nationalbankholdings.com

Media:

Jody Soper, Chief Marketing Officer, (303) 784-5925, Jody.Soper@nbhbank.com

Vista Bank Contacts:

Media:

Cathy Landtroop, Chief Marketing & Communications Officer, (469) 900-0272, CLandtroop@vistabank.com